CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce L. Cleland, the Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 8, 2006                            By:  /s/ Bruce L. Cleland
       -----------------                            -------------------------
                                                    Bruce L. Cleland
                                                    Chief Executive Officer


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           CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I, Theresa D. Becks, the Chief Financial Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 8, 2006                            By:  /s/ Theresa D. Becks
       -----------------                            -------------------------
                                                    Theresa D. Becks
                                                    Chief Financial Officer